Proxy Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Information Statement

|_|   Confidential, For Use of the Commission
      Only (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                                 AutoInfo, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date filed:

                                 AUTOINFO, INC.
                              6401 Congress Avenue
                                    Suite 230
                            Boca Raton, Florida 33487
                          (Principal Executive Offices)

                              INFORMATION STATEMENT

                                   ----------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                   STOCKHOLDERS TO INFORM THEM OF STOCKHOLDER
                  ACTION TAKEN BY WRITTEN CONSENT OF A MAJORITY
                         OF AUTOINFO, INC. STOCKHOLDERS.

      Pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Section 228(d) of the General Corporation Law of the State of Delaware (the "Delaware Corporation Law"), this Information Statement is being furnished to the stockholders of record as of June 30, 2003 (the "Record Date") of AutoInfo, Inc., a Delaware corporation ("AutoInfo"), in connection with the following actions which have been approved by written consent of the holders of a majority of the outstanding voting securities of AutoInfo:

      (1) an amendment to Article FOURTH of AutoInfo's Certificate of Incorporation increasing AutoInfo's total authorized capital stock from 100,000,000 shares to 110,000,000 shares, of which 100,000,000 shares shall be common stock, with a par value of $0.001 per share (the "Common Stock") and 10,000,000 shares shall be preferred stock, with a par value of $0.001 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Board of Directors providing for the issuance of such Preferred Stock or series thereof (the "Amendment"). The Amendment will be filed with the Secretary of State of the State of Delaware on or after the twentieth day after this Information Statement is first sent to the stockholders of AutoInfo.

      (2) the election of four directors to hold office until their successors are elected and qualified;

      (3) the approval of the AutoInfo 2003 Stock Option Plan; and

      (4) the ratification of Dworken, Hillman, LaMorte & Sterczala, P.C. as independent auditors for AutoInfo for fiscal 2003.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

      As of the Record Date, there were issued and outstanding 27,347,923 shares of Common Stock. The Majority Stockholders (as identified below) held 15,600,000 shares of Common

Stock, or approximately 57% of AutoInfo's issued and outstanding Common Stock as of the Record Date.

      Each holder of Common Stock would normally be entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of AutoInfo, as of the Record Date, on any matter submitted to a vote of stockholders. However, under Section 228(a) of the Delaware Corporation Law, any action which may be taken at a stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The proposed actions require the affirmative vote or written consent of a majority of AutoInfo's outstanding Common Stock. On June 23, 2003, the Majority of Stockholders consented to these actions by written consent.

      Delaware law does not afford to the stockholders the right to dissent from the corporate action described in this Information Statement or to receive an agreed or judicially appraised value for their shares.

      The Majority Stockholders and the number of shares voted by them is as follows:

                                                 Number of       Percentage of
Stockholder                                    Shares Voted       Outstanding
-----------                                    ------------       -----------

Harry Wachtel                                    7,220,000           26.4%
Thomas C. Robertson                                 60,000              *
Peter C. Einselen                                  230,000            0.8%
Mark Weiss                                       1,000,000            3.7%
William I. Wunderlich                              820,000            3.0%
James T. Martin/Lizstan Ltd.                     6,270,000           22.9%
                                                ----------           ----
                        TOTAL                   15,600,000           57.0%
                                                ==========           ====

----------
*  less than one percent.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table, together with the accompanying footnotes, sets forth information, as of May 31, 2003, regarding stock ownership of all persons known by us to own beneficially 5% or more of our outstanding common stock, all directors, and all directors and executive officers as a group.


                Name of                          Shares of Common Stock           Percentage
          Beneficial Owner (1)                     Beneficially Owned            Of Ownership
          --------------------                     ------------------            ------------
(i) Directors and Executive Officers

Harry Wachtel                                         9,770,000(2)                   34.7%
Thomas C. Robertson                                     227,500(3)                       *
Peter C. Einselen                                     1,245,500(4)                    4.4%
Mark Weiss                                            1,000,000(7)                    3.7%
William I. Wunderlich                                 1,765,000(5)(8)                 6.2%
All executive officers and directors as
a group (5 persons)                                  12,258,000(9)                   40.5%

(ii) 5% Stockholders

James T. Martin                                       6,622,000(6)                   23.9%

----------
* Less than 1%

(1) Unless otherwise indicated below, each director, executive officer and each 5% stockholder has sole voting and investment power with respect to all shares beneficially owned. The address for Mr. Wachtel and Mr. Wunderlich is c/o AutoInfo, Inc., 6401 Congress Avenue, Suite 230, Boca Raton, FL 33487. The address for Dr. Martin is c/o Bermuda Trust Company, Compass Point Road, 9 Bermudian Road, Hamilton HM11, Bermuda.

(2) Includes 800,000 shares issuable upon the conversion of a convertible subordinated debenture; and 1,750,000 shares with respect to which Mr. Wachtel has been granted voting rights pursuant to voting proxy agreements.

(3) Includes 67,500 shares issuable upon the exercise of stock options and 100,000 shares issuable upon the conversion of a convertible subordinated debenture.

(4) Includes 67,500 shares issuable upon the exercise of stock options and 948,000 shares issuable upon the conversion of a convertible subordinated debenture.

(5) Includes 845,000 shares issuable upon the exercise of stock options and 100,000 shares issuable upon conversion of a convertible subordinated debenture.

(6) Includes 352,000 shares issuable upon the conversion of a convertible subordinated debenture.

(7) Includes 1,000,000 with respect to which Mr. Weiss has granted voting rights to Mr. Wachtel pursuant to a voting proxy agreement. Mr. Weiss retains full control over the disposition of these shares.

(8) Includes 750,000 with respect to which Mr. Wunderlich has granted voting rights to Mr. Wachtel pursuant to a voting proxy agreement. Mr. Wunderlich retains full control over the disposition of these shares.

(9) Assumes that all currently exercisable options or warrants owned by members of this group have been exercised and all convertible subordinated debentures owned by this group have been converted.

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with.

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                   AUTHORIZING A NEW CLASS OF PREFERRED STOCK

      On June 13, 2003 the Board of Directors adopted, subject to stockholder approval, an amendment to AutoInfo's Certificate of Incorporation increasing the authorized capitalization by 10,000,000 shares of Preferred Stock, par value $.001 per share, issuable in series, each series possessing such rights, preferences and privileges as are determined by the Board of Directors upon the designation of that series. If the outstanding shares of any series are given voting rights, they will vote together with the Common Stock as one class and such voting rights will not be superior to the voting rights of the Common Stock. Nonconvertible shares of any series will not be granted more than one vote per share and each share of a convertible series will not be granted the right to more than one vote for each share of Common Stock into which it is convertible. Stockholder authorization of this class of Preferred Stock would leave within the discretion of the Board the determination of matters such as dividend rights or interest rates, conversion privileges, redemption prices, liquidation preferences and other rights and enable the Board to fix these rights without additional stockholder approval. Depending on the determination of the specific voting rights of any series of Preferred Stock, even within the limitations set forth above or the determination of other rights and privileges of the series, the rights of the Common Stock could be adversely affected. Authorization for preferred stock of the type now being sought by AutoInfo, sometimes referred to as "Variable Preferred Stock" or "Blank Check Preferred Stock" is possessed by many corporations and would provide AutoInfo with a flexible financial instrument which could be used by it in merger or acquisition transactions, in satisfaction of existing indebtedness, in payment of trade creditors or in future financing transactions. Accordingly, the Board believes, that having authorized "Blank Check" Preferred Stock will provide AutoInfo with increased flexibility in structuring and a greater possibility of effecting one or more of the foregoing transactions. However, at the present time there are no agreements or any specific plans with respect to the use of this Preferred Stock.

      The issuance of Preferred Stock could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of AutoInfo with another company), the current proposal to amend the Certificate of Incorporation is not in response to any effort to accumulate the Company's stock or to obtain control of AutoInfo by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, management is not aware of any actions taken by any person or group to obtain control of AutoInfo. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.

                 APPROVAL OF THE AUTOINFO 2003 STOCK OPTION PLAN

      On June 13, 2003 the Board of Directors adopted, subject to stockholder approval, the AutoInfo 2003 Stock Option Plan (the "2003 Plan"), which provides, among other matters, for the grant to AutoInfo's employees, directors, consultants and agents of incentive and/or non-qualified stock options to purchase up to 3,000,000 shares of Common Stock.

      The purpose of the 2003 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen our ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of our stockholders and to help build loyalty to AutoInfo through recognition and the opportunity for stock ownership. A committee of the Board will administer the 2003 Plan.

      The following description of the 2003 Plan is a summary and is qualified in its entirety by reference to the 2003 Plan, a copy of which is annexed hereto as Appendix A.

Eligibility

      Under the 2003 Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. To date, no options have been granted under the 2003 Plan.

Terms of Options

      The 2003 Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of AutoInfo's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board committee may determine at the time it grants options.

Federal Income Tax Consequences

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to AutoInfo or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

      We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to AutoInfo or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

      The following table sets forth, as of December 31, 2002, information concerning our 2000 stock option plans, as well as information relating to other equity compensation plans that we have adopted.

                                                                Equity Compensation Plan Table (1)
                                                   ---------------------------------------------------------------------
                                                   Number of securities       Weighted-average      Number of securities
                                                    to be issued upon        exercise price of       remaining available
                                                       exercise of              outstanding          for future issuance
                                                   outstanding options,      options, warrants          under equity
                                                   warrants and rights           and rights          compensation plans
                                                   -------------------           ----------          ------------------
Equity Compensation Plans Approved By
Security Holders                                       2,583,196                     $0.11                  726,804

Equity Compensation Plans Not Requiring
Approval By Security Holders (1)                              --                        --                       --
                                                       ---------                     -----                  -------

Total................................                  2,583,196                     $0.11                  726,804
                                                       =========                     =====                  =======

----------
(1) The Company does not have any equity compensation plans which have not been approved by security holders.

                              ELECTION OF DIRECTORS

      Four directors were elected by the Majority Stockholders, each for a term of one year and until the election and qualification of a successor. Each director was an incumbent director.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the names, ages and positions of our directors, executive officers and key employees:

Name                           Age        Position
--------------------         -----        -----------------------------------------------
Peter C. Einselen              63         Director
Thomas C. Robertson            57         Director
Harry Wachtel                  45         President, chief executive officer and director
Mark Weiss                     43         National account executive and director
William Wunderlich             55         Chief financial officer

      PETER C. EINSELEN has been a director since January 1999. Mr. Einselen has served as senior vice president of Andersen & Strudwick, a brokerage firm, since 1990. From 1983 to 1990, Mr. Einselen was employed by Scott and Stringfellow, Incorporated, a brokerage firm.

      THOMAS C. ROBERTSON has been a director since January 1999. From 1988 through December 31, 2002, Mr. Robertson was president, chief financial officer and a director of Andersen & Strudwick, a brokerage firm. Currently, Mr. Robertson is senior vice-president and a director of Andersen & Strudwick. Mr. Robertson has been president of Gardner & Robertson, a money management firm, since 1997.

      HARRY WACHTEL joined us in conjunction with the acquisition of Sunteck and has been a director, and our president and chief executive officer since December 7, 2000. Since 1997, he has been president of Sunteck. From 1992 to 1997, he served as vice president of sales and marketing for Pioneer Services, Inc., a third party, non-asset based transportation logistics provider. From 1990 to 1991 he served as president of Guaranteed Federal Financial, a mortgage origination company.

      MARK WEISS joined us in conjunction with the acquisition of Sunteck and has been a director since December 7, 2000. Since 1997, he has been employed by Sunteck as a national account executive. From 1994 to 1997 he served as a national account executive for Pioneer Services, Inc., a third party, non-asset based transportation logistics provider. From 1982 to 1994 he was president of The Picture Place Ltd. Inc., a retailer and wholesaler of photographic, video and art equipment and supplies. Mr. Weiss is the brother-in-law of Mr. Wunderlich, our executive vice president and chief financial officer of the Company.

      WILLIAM WUNDERLICH joined us in October 1992 as our vice president - finance, became chief financial officer in January 1993, president in January 1999 and, in conjunction with the acquisition of Sunteck, became executive vice president in December 2000. From 1990 to 1992, he served as vice president of Goldstein Affiliates, Inc., a public adjusting company. From 1981 to 1990, he served as executive vice president, chief financial officer and a director of Novo Corporation, a manufacturer of consumer products. Mr. Wunderlich is a Certified Public Accountant with a B.A. degree in Accounting and Economics from the City University of New York at Queens College. Mr. Wunderlich is the brother-in-law of Mr. Weiss, one of our directors.

Board of Directors Meetings and Committees

      During the year ended December 31, 2002, the Board of Directors held four meetings, the Audit Committee held one meeting and the Compensation Committee held one meetings. Each director attended all of Board of Directors meetings and committee meetings on which such director served.

      The Board of Directors maintains an Audit Committee and Compensation Committee, each of which is currently comprised of Messrs. Einselen and Robertson. Each committee member is a non-employee director of the Company who meets the applicable independence requirements.

Audit Committee

      The Audit Committee approves the selection of the Company's independent auditors and meets and interacts with the independent auditors to discuss questions in regard to the Company's financial reporting. In addition, the Audit Committee reviews the scope and results of the audit with the independent auditors, reviews with management and the independent auditors the Company's quarterly and annual operating results, considers the adequacy of the Company's internal accounting controls and procedures and considers the effects of such procedures on the auditors' independence.

      The Audit Committee currently consists of two directors, both of whom meet the applicable independence requirements. No member of the Audit Committee is an officer of the Company or employed or affiliated with Dworken, Hillman, LaMorte & Sterczala, P.C., nor has any member of the Audit Committee been an officer of the Company within the past three years. No member of the Audit Committee has any relationship with the Company that, in the opinion of the Board of Directors, would interfere with his independence from management and the Company. Each member of the Audit Committee is, in the judgment of the Board of Directors, financially literate, and at least one member of the Audit Committee has accounting or related financial management experience. Mr. Robertson has been designated as the Audit Committee's financial expert.

Compensation Committee

      The Compensation Committee is responsible for reviewing and approving executive compensation programs and has the responsibility for periodically evaluating and modifying the various compensation plans covering executives. In addition, the Compensation Committee evaluates the performance of the Company's executive employees and determines the salaries and other compensation payable to such persons, consistent with the Company's business and stockholder objectives. This committee is responsible for leading the annual review of the Company's chief executive officer's performance.

Option grants during the year ended December 31, 2002

      Our compensation committee did not grant any options to the named executives during the year ended December 31, 2002. During 2001, non-employee directors were granted options to purchase a total of 30,000 shares of our common stock at $0.05 per share, the fair market value on the date of grant. These shares vest ratably over a three-year period.

      Option exercises and year-end option values. The following table provides information with respect to options exercised by the Named Executive Officers during 2002 and the number and value of unexercised options held by the Named Executive Officers as of December 31, 2002.

Aggregated Option Exercise in Last Fiscal Year and Year-End Option Values

                                                                    Number of Shares Underlying     Value of Unexercised In-the-
                                                                   Unexercised Options at Fiscal      Money Options At Fiscal
                                                                              Year-End                      Year-End (2)
                                                                   -----------------------------    ----------------------------
                      Shares Acquired
Name                  on Exercise (#)       Value Realized (1)      Exercisable    Unexercisable    Exercisable    Unexercisable
----                  ---------------       ------------------      -----------    -------------    -----------    -------------
Harry Wachtel                  --                    --                    --            --                --            --
Mark Weiss                     --                    --                    --            --                --            --
William Wunderlich         50,000                $3,500               845,000             0           $42,250            $0

----------
(1) For the purposes of this calculation, value is based upon the difference between the exercise price of the options and the stock price at date of exercise.

(2) For the purposes of this calculation, value is based upon the difference between the exercise price of the exercisable and unexercisable options and the stock price at December 31, 2002 of $0.15 per share.

Director Compensation

      We do not pay any directors' fees. Directors are reimbursed for the costs relating to attending board and committee meetings. In March 2003, each non-employee Director was granted options to purchase a total of 52,500 shares of our common stock at $.11 per share, the fair market value on the date of grant.

                             EXECUTIVE COMPENSATION

      Summary compensation. The following table sets forth certain information concerning compensation paid for services in all capacities awarded to, earned by or paid to our chief executive officer and the other most highly compensated executive officers during 2002, 2001 and 2000 whose aggregate compensation exceeded $100,000.

                                                                                            All other
Name and principal position                               Salary           Bonus         compensation (1)
---------------------------                               ------           -----         ----------------
Harry Wachtel
President and chief executive officer
    2002 .......................................         $175,000         $13,035                 --
    2001 .......................................         $ 75,000(2)           --                 --
    2000 .......................................         $231,325              --                 --

William Wunderlich
Executive vice president and chief financial
    officer (3)
    2002 .......................................         $ 75,000         $28,035                 --
    2001 .......................................         $ 75,000              --                 --
    2000 .......................................         $144,960              --             $4,575

Mark Weiss
National account executive
    2002 .......................................         $127,836              --                 --
    2001 .......................................         $131,663              --                 --
    2000 .......................................         $137,771              --                 --

----------
(1) Represents amount contributed to the Company's 401(k) deferred compensation plan.

(2) For the year ended December 31, 2001, Mr. Wachtel waived $100,000 of his minimum salary.

(3)   From January 1, 2000 to November 2001, Mr. Wunderlich was our president.

Employment Agreements

      In December 2000, we entered into employment agreements with Messrs. Wachtel and Wunderlich providing for their employment, as our chief executive officer and chief financial officer, respectively, for terms expiring on December 31,2003 subject to automatic one-year renewals unless either party gives written notice ninety days prior to the end of the then current term of the agreement. The agreements provide for annual base salaries of $175,000 and $75,000, respectively, and for participation in all executive benefit plans. As of April 1, 2003, Mr. Wunderlich's base salaries were increased to $100,000. Mr. Wachtel's agreement, as amended, provides that he will be entitled to a bonus equal to 10% of our consolidated pre-tax profit from $100,000 to $1,250,000. Mr. Wunderlich's agreement provides that he will be entitled to a bonus equal to 10% of our consolidated pre-tax profit from $100,000 to $1,250,000. Further, the Mr. Wachtel's agreement provides, among other things, that, if employment is terminated without cause (as defined) or if he terminates his employment for good reason (as defined) or within six months after a change of control (as defined), we will pay him an amount equal to his respective current base salary plus the average incentive compensation due to him during the remaining term of the agreement.

Certain Relationships and Related Transactions

      In August 2001, we entered into a $500,000 line of credit agreement with James T. Martin, a significant stockholder, secured by our accounts receivable, which expires in August 2003. Interest on the outstanding borrowings is 17% per annum, payable quarterly in arrears. As of December 31, 2002, outstanding borrowings under this line of credit totaled $500,000 and interest of $85,000 and $32,000 was charged to operations in 2002 and 2001, respectively. This line of credit was terminated in May 2003.

      During the year ended December 31, 2001, Harry Wachtel, our president, waived $100,000 of compensation due pursuant to his employment agreement dated December 6, 2000.

      In December 2001, we lent $100,000 to the father-in-law of Harry Wachtel, our president. This loan bears interest at 4% per annum and is due in December 2003.

      In December 2000, the Company obtained financing totaling $575,000 from certain related parties in the form of ten year 12% subordinated convertible debentures. The debentures are convertible into common stock at the option of the debenture holder at a conversion price of $0.25 per share and are redeemable, at the option of the holder, on or after December 31, 2003. Interest of $69,000 was charged to operations in each of 2002 and 2001.

      CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Majority Stockholders confirmed the Board's appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2003.

      Dworken, Hillman, LaMorte & Sterczala, P.C. has served as the Company's independent accountants since 1999. During the two most recent fiscal years and the subsequent interim period preceding the engagement of Dworken, Hillman, LaMorte & Sterczala, P.C., neither the Company, nor anyone on its behalf, has consulted with Dworken, Hillman, LaMorte & Sterczala, P.C. regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to the Company that Dworken, Hillman, LaMorte & Sterczala, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-B).

Audit Fees

      The aggregate fees billed for the professional services rendered by Dworken, Hillman, LaMorte & Sterczala, P.C. for the audit of the Company's annual financial statements for fiscal year 2002 and the reviews of the Company's financial statements included in the Company's Forms 10-QSB for fiscal year 2002 totaled $43,000.

Financial Information Systems Design and Implementation Fees

      No professional services were rendered by Dworken, Hillman, LaMorte & Sterczala, P.C. in connection with information systems, design and implementation during fiscal year 2002.

All Other Fees

      No non-audit services were rendered by Dworken, Hillman, LaMorte & Sterczala, P.C. during fiscal 2002.

Work Performed by Principal Accountant's Full Time Permanent Employees

      Dworken, Hillman, LaMorte & Sterczala, P.C. utilized its full time, permanent employees and partners of in performing the Company's audits for fiscal year 2002.

                             AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board of Directors in overseeing the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent", as required by applicable law. In addition, the Board of Directors has determined that Thomas C. Robertson is both independent and an audit committee financial expert, as defined by Securities and Exchange Commission rules. The Audit Committee's responsibilities are described in its Charter, adopted by the Board of Directors on March 20, 2003, a copy of which is attached hereto as Appendix B.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, and are not employed by the Company for accounting, financial management or internal control purposes. Management of the Company is responsible for the preparation of the Company's financial statements. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission.

                        Submitted by the Audit Committee
                                Peter C. Einselen
                               Thomas C. Robertson

                                 OTHER BUSINESS

      No further business will be transacted by the written consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.

                                              By Order of the Board of Directors


                                              Harry W. Wachtel
                                              President
                                              Chairman of the Board and
                                              Chief Executive Officer
Dated: Boca Raton, Florida
       June 30, 2003

                                   APPENDIX A

                                 AutoInfo, Inc.
                             2003 STOCK OPTION PLAN

      1.    Purpose; Types of Awards; Construction.

            The purpose of the AutoInfo, Inc. 2003 Stock Option Plan (the "Plan") is to align the interests of officers, other key employees, consultants, agents and nonemployee directors of AutoInfo, Inc. (the "Company") and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Committee may grant options to purchase shares of the Company's common stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

      2.    Definitions.

            As used in this Plan, the following words and phrases shall have the meanings indicated below:

            (a) "Agreement" shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Cause," when used in connection with the termination of an Optionee's employment by the Company or the cessation of an Optionee's service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

            (d) "Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

                  (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            For purposes of this Section 2(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (f) "Committee" shall mean a committee established by the Board to administer the Plan.

            (g) "Common Stock" shall mean shares of common stock, no par value, of the Company.

            (h) "Company" shall mean AutoInfo, Inc., a corporation organized under the laws of the State of Utah, or any successor corporation.

            (i) "Disability" shall mean an Optionee's inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (k) "Fair Market Value" per share as of a particular date shall mean
(i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

            (l) "Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

            (m) "Nonemployee Director" shall mean a member of the Board who is not an employee of the Company.

            (n) "Nonqualified Option" shall mean an Option that is not an Incentive Stock Option.

            (o) "Option" shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

            (p) "Optionee" shall mean a person who receives a grant of an Option.

            (q) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

            (r) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

            (s) "Plan" shall mean this AutoInfo, Inc. 2003 Stock Option Plan.

            (t) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

            (u) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

            (v) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

      3.    Administration.

            The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be "nonemployee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

            The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

            The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

            The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

            No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

      4.    Eligibility.

            Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

      5.    Stock.

            The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 3,000,000 , subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

            If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

      6.    Terms and Conditions of Options.

            Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

            (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

            (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

            (c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

            (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash.

            (e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten
(10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

            (f) Termination. Except as provided in this Section 6(f) and in
Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which
Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Nonemployee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

            (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee's employment or cessation of such Optionee's service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee's employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death or Disability of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

            (h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

      7.    Nonqualified Stock Options.

            Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

      8.    Incentive Stock Options.

            Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.

            (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

            (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

      9.    Effect of Certain Changes.

            (a) In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

            (b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

      10.   Surrender and Exchange of Awards.

            The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

      11.   Period During Which Awards May Be Granted.

            Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

      12.   Nontransferability of Awards.

            Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

      13.   Approval of Stockholders.

            The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan shall be subject to the approval of Company's stockholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

      14.   Agreement by Optionee Regarding Withholding Taxes.

            If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a "Tax Event"), each Optionee who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this
Section 15 shall be made in its sole discretion.

      15.   Amendment and Termination of the Plan.

            The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in
Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

      16.   Rights as a Stockholder.

            An Optionee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 9(a) hereof.

      17.   No Rights to Employment or Service as a Director or Consultant.

            Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

      18.   Beneficiary.

            An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

      19.   Governing Law.

            The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

                                   APPENDIX B

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                      BOARD OF DIRECTORS OF AUTOINFO, INC.

--------------------------------------------------------------------------------

I.    PURPOSE OF THE COMMITTEE

      The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of AutoInfo, Inc. and its subsidiaries (the "Corporation"), including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Corporation's financial statements, (ii) the Corporation's compliance with legal and regulatory requirements, (iii) the Corporation's independent auditors' qualifications and independence, and (iv) the performance of the Corporation's independent auditors and the Corporation's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement.

II.   COMPOSITION OF THE COMMITTEE

      The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Stock Market ("Nasdaq") and the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act. Director's fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) are the only compensation a member of the Committee may receive from the Corporation; provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Corporation for prior service so long as such compensation is not contingent in any way on continued service.

      No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Corporation's annual proxy statement.

      The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. Each member of the Committee must be "able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement," as such qualification is interpreted by the Board in its business judgment, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities," as the Board interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be an "audit committee financial expert," as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a "financial expert," the Committee shall so inform the Corporation.

      Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of Nasdaq and the SEC.

III.  MEETINGS OF THE COMMITTEE

      The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management, (ii) the Corporation's internal auditing department or other person responsible for the internal audit function and (iii) the Corporation's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.

      A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

      The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

      The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

IV.   DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

      In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

Selection and Evaluation of Auditors

1. In its sole discretion (subject, if applicable, to stockholder ratification), retain, determine funding for and oversee the firm of independent auditors to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

2. Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act, all permitted non-audit engagements and relationships between the Corporation and such auditors (which approval should be made after receiving input from the Corporation's management). Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee and the person granting such approval shall report such approval to the Committee at the next scheduled meeting;

3. Review the performance of the Corporation's independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to stockholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

4. Obtain at least annually from the Corporation's independent auditors and review a report describing:

      (a)   the independent auditors' internal quality-control procedures;

      (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

      (c) all relationships between the independent auditors and the Corporation (including a description of each category of services provided by the independent auditors to the Corporation and a list of the fees billed for each such category);

      The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

5. Oversee the independence of the Corporation's independent auditors by, among other things:

      (a) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence;

      (b) ensuring that the lead audit partner and reviewing audit partner responsible for the audit of the Corporation's financial statements have not performed audit services for the Corporation for more than the previous five consecutive fiscal years of the Corporation;

      (c) ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Corporation, was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Corporation's audit; and

      (d) considering whether there should be a regular rotation of the Corporation's independent auditors;

6. Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and that the Committee is responsible for the selection (subject, if applicable, to stockholder ratification), evaluation and termination of the Corporation's independent auditors;

7. Inform the Corporation's independent auditors that, to the extent the Corporation's independent auditors do not already provide such information, the Committee expects the independent auditors' communications to the Committee to include the items required under the rules promulgated under the Act;

Oversight of Annual Audit and Quarterly Reviews

8. Review and accept, if appropriate, the annual audit plan of the Corporation's independent auditors, including the scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan's progress and results during the year;

9. Review the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors;

10. Review with management and the Corporation's independent auditors, the following:

      (a) the Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any major issues related thereto;

      (b) critical accounting policies and such other accounting policies of the Corporation as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Corporation's financial statements;

      (c) major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Corporation's selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Corporation's financial statements;

      (d) all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

      (e) all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

      (f) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

11. Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

      (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Corporation's independent auditors;

      (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls; and

      (c) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

12. Attempt to resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

13. Review on a regular basis with the Corporation's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

      (a) any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

      (b) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and

      (c) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Corporation;

14. Confirm that the Corporation's interim financial statements included in Quarterly Reports on Form 10-QSB have been reviewed by the Corporation's independent auditors;

Oversight of Financial Reporting Process and Internal Controls

15.   Review:

      (a) the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Corporation's internal audit function, through inquiry and discussions with the Corporation's independent auditors and management of the Corporation; and

      (b) the yearly report prepared by management, and attested to by the Corporation's independent auditors, assessing the effectiveness of the Corporation's internal control structure and procedures for financial reporting and stating management's responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Corporation's annual report;

16. Review with management the Corporation's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

17. Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

18. Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

19. Review the Corporation's earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

20. Establish clear hiring policies by the Corporation for employees or former employees of the Corporation's independent auditors;

21. Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation assess and manage the Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures;

Other Matters

22. Meet at least annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

23. Review and approve or disapprove all proposed related party transactions (including all transactions required to be disclosed by Item 404 of Regulation S-B of the SEC);

24. Issue the report pursuant to Item 306 of Regulation S-B of the SEC that is required to be included in the Corporation's annual proxy statement addressing the Committee's review of the Corporation's financial statements, certain communications with management and with the independent auditors, the Committee's recommendation as to whether the financial statements should be included in the Corporation's annual report on Form 10-KSB;

25. Review the certifications and reports required by Sections 302, 404 and 906 of the Act, and the rules, if any, promulgated thereunder;

26. Review the Corporation's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation's independent auditors;

27. Review the Corporation's program to monitor compliance with the Corporation's Code of Conduct, and meet periodically with the Corporation's Compliance Officer to discuss compliance with the Code of Conduct;

28. Obtain from the Corporation's independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

29. Maintain procedures, as set forth in Exhibit I hereto, for the receipt, retention and treatment of complaints received by the Corporation regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters;

30. Cause to be made an investigation into any appropriate matter brought to its attention within the scopes of its duties;

31. Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining and determining funding for, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

32. Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, or the performance of the internal audit function;

33. Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter, and set forth the goals and objectives of the Committee for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee's charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report; and

34. Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:

            1. Report regularly to the Board on its activities, as appropriate;

            2. Exercise reasonable diligence in gathering and considering all material information;

            3. Understand and weigh alternative courses of conduct that may be available;

            4. Focus on weighing the benefit versus harm to the Corporation and its stockholders when considering alternative recommendations or courses of action;

            5. If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

            6. Provide management, the Corporation's independent auditors and internal auditors with appropriate opportunities to meet privately with the Committee.

                                      * * *

      While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting review or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation form which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

                                   **********

                                    Exhibit I

        Procedures for the Anonymous Submission of Complaints or Concerns
             Regarding Financial Statement Disclosures, Accounting,
                Internal Accounting Controls or Auditing Matters

The following is the procedure for the confidential, anonymous submission by employees of AutoInfo, Inc. [and its subsidiaries] (the "Corporation") of concerns regarding questionable accounting, internal control, auditing or related matters ("Concerns"):

1. The Corporation shall forward to the Audit Committee of the Board of Directors (the "Audit Committee") any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

2. Any employee of the Corporation may submit, on a confidential, anonymous basis if the employee so desires, any Concerns by setting forth such Concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, in care of the Corporation's Corporate Secretary (the "Secretary"), such envelope to be labeled with a legend such as:
      "Anonymous Submission of Complaint or Concern." If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate. Any such envelopes received by the Secretary shall be forwarded promptly to the Chair of the Audit Committee.

3. The Secretary shall prepare an executive summary of the contents of each submission with respect to Concerns that do not specifically allege participation in wrongdoing by the Corporation's Chief Executive Officer (the "CEO") and send it to the CEO. The CEO shall promptly investigate the subject of each such executive summary and report his findings in writing to the Chairman of the Audit Committee with recommendations, if any. The Secretary shall send a copy of each submission with respect to Concerns that specifically allege participation in wrongdoing by the CEO both to the Chairman of the Audit Committee and to the CEO.

4. At each of its meetings, including any special meeting called by the Chair of the Audit Committee following the receipt of any information pursuant to this Annex, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

5. The Audit Committee shall retain any such complaints or concerns for a period of no less than 7 years.

6. This Annex A shall appear on the Corporation's website as part of this Charter.